Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

The Company leases its facilities and certain office equipment under operating leases, which expire at various dates through 2023. Certain leases contain rent escalations and/or renewal options. Rent expense for all significant leases is recognized on a straight-line basis. The balance of the deferred rent liability reflected in other current liabilities in the accompanying Consolidated Balance Sheets was $0.3 million and $0.4 million at December 31, 2014 and 2013, respectively and the balance reflected in other long-term liabilities was $4.0 million and $3.4 million, at December 31, 2014 and 2013 respectively.

The following is a summary of specified contractual cash obligation payments by the Company, excluding discontinued operations, as of December 31, 2014 (in thousands):

	Operating Leases	Related Party Leases	Total
2015	$15,012	$1,066	$16,078
2016	12,809	1,190	13,999
2017	9,871	1,169	11,040
2018	8,015	1,302	9,317
2019	5,796	1,282	7,078
Thereafter	8,516	6,659	15,175
Total	$60,019	$12,668	$72,687

Rent expense totaled $17.6 million for 2014, $15.4 million for 2013, and $11.4 million for 2012, and is included in SG&A expenses.

As discussed in "Note 1. Summary of Significant Accounting Policies", the Company carries large retention policies for its workers’ compensation liability and its medical malpractice exposures. The workers' compensation and medical malpractice loss reserves are based upon an actuarial report obtained from a third party and determined based on claims filed and claims incurred but not reported. The Company accounts for claims incurred but not yet reported based on estimates derived from historical claims experience and current trends of industry data. Changes in estimates, differences in estimates, and actual payments for claims, are recognized in the period that the estimates changed or the payments were made. The workers' compensation and medical malpractice loss reserves were approximately $2.2 million and $2.7 million, net of anticipated insurance and indemnification recoveries of $13.4 million and $14.4 million, at December 31, 2014 and 2013, respectively. Additionally, the Company has unused stand-by letters of credit outstanding to secure obligations for workers’ compensation claims with various insurance carriers. The unused stand-by letters of credit at December 31, 2014 and December 31, 2013 were $3.2 million and $2.7 million, respectively.

The Company is subject to contingent consideration agreements entered into in connection with certain of its acquisitions. If the acquired businesses meet predetermined targets, the Company is obligated to make additional cash payments in accordance with the terms of such contingent consideration agreements. As of December 31, 2014, the Company has potential future contingent consideration of $11.0 million through 2015.

The Company has entered into various non-cancelable operating leases, primarily related to its facilities and certain office equipment used in the ordinary course of business. As a result of the Apex Systems acquisition, the Company leases two properties owned by related parties.

At December 31, 2014 and 2013, the Company has an income tax reserve in other long-term liabilities related to uncertain tax positions of $0.9 million. Income tax reserves are not set forth in the table above. The Company is unable to make reasonably reliable estimates of the period of cash settlement since the statute of limitations might expire without examination by the respective tax authority.

Certain employees participate in the Company’s Change in Control Severance Plan, or have separate agreements that provide for certain benefits in the event of termination following a change in control, as defined by the plan or agreement. Generally, these benefits are based on the employee’s length of service and position with the Company and include, severance, continuation of health insurance and in certain cases acceleration of vesting of option or stock awards.
Legal Proceedings

The Company is involved in various legal proceedings, claims and litigation arising in the ordinary course of business. Based on the facts currently available, the Company does not believe that the disposition of matters that are pending or asserted will have a material effect on its consolidated financial statements.